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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)         October 23, 2001
                                                  ------------------------------

                                 Venturian Corp.
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               (Exact Name of Registrant as Specified in Charter)


           Minnesota                     0-12117                41-1460782
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(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
         Incorporation)                                     Identification No.)


   11111 Excelsior Boulevard, Hopkins, MN                            55343
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   (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code        952.931.2500
                                                    ----------------------------



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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.


         On October 23, 2001, Venturian Corp. merged with and into Venturian Holdings, LLC pursuant to the Agreement and Plan of Merger dated April 11, 2001 between Venturian Corp. and Venturian Holdings, LLC. On the same date, Venturian Corp. sold the assets of its wholly-owned subsidiary, Napco International Inc., to JATA LLC pursuant to an Asset Purchase Agreement, dated April 11, 2001, among Venturian Corp., Napco International Inc., JATA LLC and NorcaTec LLC. On October 23, 2001, Venturian Corp. issued a press release announcing the completion of the merger, the asset sale and related transactions.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      EXHIBITS.


          99.1          Press Release dated October 23, 2001.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   VENTURIAN CORP.



Date:  October 23, 2001            By     /s/ Gary B. Rappaport
                                          --------------------------------------
                                          Gary B. Rappaport
                                   Its    Chief Executive Officer

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                                  EXHIBIT INDEX


          99.1          Press Release dated October 23, 2001.